SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 23, 2005

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-15749 (Commission File Number)	31-1429215 (IRS Employer Identification No.)

17655 WATERVIEW PARKWAY
DALLAS, TEXAS 75252
(Address and Zip Code of Principal Executive Offices)

(972) 348-5100
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01. Other Events.

      Attached as Exhibit 99.1 is a letter dated May 23, 2005 sent by Alliance Data Systems Corporation to Institutional Shareholder Services (“ISS”) to update certain information relating to the company’s outstanding capital stock and options as of March 31, 2005.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. None.

(b)	Pro Forma Financial Information. None.

(c)	Exhibits.

Exhibit
Number	Description
99.1*	Letter dated May 23, 2005 to Institutional Shareholder Services.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation
Date: May 23, 2005	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

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